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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

   Date of report (Date of earliest event reported) December 23, 2005

                            GP Strategies Corporation
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            (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                (State or Other Jurisdiction of Incorporation)

                 1-7234                               13-1926739
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        (Commission File Number)           (IRS Employer Identification No.)


777 Westchester Avenue, White Plains, NY                          10604
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (914) 249-9700
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             (Registrant's Telephone Number, Including Area Code)


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        (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))


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Item 1.01   Entry into a Material Definitive Agreement.

      At a meeting of the Board of Directors (the "Board") of GP Strategies Corporation (the "Company") on December 23, 2005, the Board authorized and directed the Company to enter into an Indemnification Agreement (each, an "Indemnification Agreement") with each of Scott N. Greenberg, Director, President and Chief Executive Officer of the Company, Sharon Esposito-Mayer, Executive Vice President and Chief Financial Officer of the Company, and Andrea
D. Kantor, Executive Vice President and General Counsel of the Company, as well as with the Directors of the Company: Jerome I. Feldman, Harvey P. Eisen, Marshall S. Geller, Scott R. Peppet, Richard C. Pfenniger, Jr., Ogden R. Reid and Matthew Zell. Each Indemnification Agreement will provide that the Company be required to contractually indemnify and advance expenses on behalf of such person if he or she is made or threatened to be made a party or a participant in a proceeding by reason of the fact that he or she was a director and/or officer, as applicable, of the Company, subject to certain exceptions, to the fullest extent permitted by applicable law. The Indemnification Agreements are in addition to the Company's indemnification obligations to such persons pursuant to the Company's Amended and Restated By-Laws, the Restated Certificate of Incorporation and any indemnification that such persons may otherwise be entitled to pursuant to the General Corporation Law of the State of Delaware.

      A copy of the form of Indemnification Agreement is attached as Exhibit
10.1 to this report and this summary is qualified by reference to such form of Indemnification Agreement.

Item 9.01   Financial Statements and Exhibits

   (d) Exhibits.

   Exhibit
   Number                     Description of Exhibit
   ------                     ----------------------
10.1          Form of Indemnification Agreement.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GP Strategies Corporation


Date: December 30, 2005             By: /s/ Andrea D. Kantor
                                        --------------------------------
                                    Andrea D. Kantor
                                    Executive Vice President and General Counsel


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                                  EXHIBIT INDEX

   Exhibit
   Number                     Description of Exhibit
   ------                     ----------------------
10.1          Form of Indemnification Agreement.